                                                                  Exhibit 24

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that John D. McNeil, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            /s/ John D. McNeil
                                            -----------------------------
                                            John D. McNeil


June 5, 1996

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Robert P. Vrolyk, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            /s/ Robert P. Vrolyk
                                            -----------------------------
                                            Robert P. Vrolyk


June 5, 1996

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            /s/ Richard B. Bailey
                                            -----------------------------
                                            Richard B. Bailey


June 5, 1996

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that A. Keith Brodkin, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            /s/ A. Keith Brodkin
                                            -----------------------------
                                            A. Keith Brodkin


June 5, 1996

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            /s/ M. Colyer Crum
                                            -----------------------------
                                            M. Colyer Crum


June 5, 1996

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that John R. Gardner, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            /s/ John R. Gardner
                                            -----------------------------
                                            John R. Gardner


June 5, 1996

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Bonnie S. Angus and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            /s/ David D. Horn
                                            -----------------------------
                                            David D. Horn


June 5, 1996

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that John S. Lane, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            /s/ John S. Lane
                                            -----------------------------
                                            John S. Lane


June 5, 1996

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Bonnie S. Angus, David D. Horn and David N. Brown, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                            /s/ Angus A. MacNaughton
                                            -----------------------------
                                            Angus A. MacNaughton


June 5, 1996